SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of July 10, 1996, is entered into by and among Sullivan Broadcasting Company, Inc., a Delaware corporation formerly known as Act III Broadcasting, Inc. and successor by merger to A-3 Acquisition, Inc. ("SBC"), Sullivan Broadcast Holdings, Inc., a Delaware corporation formerly known as A-3 Holdings, Inc., the Lenders parties hereto, and NationsBank of Texas, N.A., as Administrative Agent for the Lenders and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                  RECITALS

      A. A-3 Acquisition, Inc., a Delaware corporation ("A-3 Acquisition"), A-3 Holdings, Inc., a Delaware corporation, the Administrative Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit Agreement").

      B. Pursuant to the Credit Agreement, the Lenders made Loans to A-3 Acquisition to enable it to consummate the Act III Acquisition.

      C. SBC and A-3 Acquisition have merged and SBC is the surviving corporation of such merger. Pursuant to an Assumption Agreement, dated January 4, 1996, SBC has expressly assumed and ratified all of the obligations of A-3 Acquisition under the Credit Agreement and the other Loan Documents to which A-3 Acquisition is a party and the due and punctual performance and observance of all the obligations to be performed and provisions to be observed by A-3 Acquisition under the Credit Agreement and such other Loan Documents. Pursuant to such merger and such Assumption Agreement, SBC is now the "Borrower" under the Credit Agreement.

      D. The Borrower has caused its Wholly Owned Subsidiary, Sullivan Broadcasting of Nashville, Inc. ("SBN"), to enter into a time brokerage agreement with Central Tennessee Broadcasting Corporation ("CTBC"), pursuant to which SBN is providing programming for, and selling advertising on, broadcast television station WXMT-TV, Nashville, Tennessee ("WXMT-TV").
Such transaction was part of a restatement and restructuring of the Nashville Acquisition referred to in the Credit Agreement, as evidenced by the Amended and Restated Option Agreement referred to in Paragraph E below. In connection with the consummation of the transactions contemplated by such Amended and Restated Option Agreement, the Borrower will cause to be formed a new indirect subsidiary of the Borrower, Sullivan Broadcasting of Tennessee, Inc., a Delaware corporation ("SBT").

      E. Pursuant to that certain Amended and Restated Option Agreement, dated as of February 22, 1996 (the "Amended and Restated Option Agreement"), by and among ABRY Broadcast Partners II, L.P., CTBC, M.T. Communications, Inc., Michael P. Thompson, the Parent and the Borrower (which subsequently assigned certain of its rights thereunder to Mission Broadcasting I, Inc., a Delaware corporation ("Mission I")), Mission I intends to acquire from CTBC all of CTBC's right, title and interest in and to certain assets relating to WXMT-TV, including, without limitation, all FCC Licenses (such transaction is referred to herein as the "Mission I Nashville Acquisition"). As contemplated by the Amended and Restated Option Agreement, the Borrower desires to cause (i) SBN or SBT to enter into a new time brokerage agreement with Mission I immediately upon consummation of the Mission I Nashville Acquisition, pursuant to which SBN or SBT will provide programming for, and sell advertising on, WXMT-TV (such transaction is referred to herein as the "SBN-Mission I Nashville LMA Transaction") and, immediately thereafter,
(ii) SBT to merge with CTBC, with SBT continuing as the surviving corporation.

      F. The Borrower has previously entered into a time brokerage agreement with Guilford Telecasters, Inc.("GTI"), pursuant to which the Borrower is providing programming for, and selling advertising on, television broadcast station WGGT-TV, Winston-Salem, North Carolina ("WGGT-TV").

      G. Mission Broadcasting II, Inc., a Delaware corporation ("Mission II"), as the assignee of the Borrower, is a party to that certain Option Agreement, dated as of June 30, 1995, originally entered into by and between GTI and Robert A. Finkelstein (who assigned his rights thereunder to the Borrower). Pursuant to such Option Agreement, Mission II intends to acquire from GTI all assets used or useful in the operation of WGGT-TV, including, without limitation, all FCC Licenses (such transaction is referred to herein as the "Mission II Winston-Salem Acquisition"). The Borrower desires to enter into, or cause a Subsidiary of the Borrower to enter into, a new time brokerage agreement with Mission II, pursuant to which the Borrower or such Subsidiary will provide programming for, and sell advertising on, WGGT-TV (such transaction is referred to herein as the "SBC-Mission II Winston-Salem LMA Transaction").

      H. NationsBank of Texas, N.A., individually and not as a Lender under the Credit Agreement (in such capacity, "NationsBank"), has agreed, subject to certain terms and conditions, to make (i) a term loan in the amount of up to $3,200,000 to Mission I (the "Mission I Loan") in order to enable it to consummate the Mission I Nashville Acquisition and (ii) a term loan in the amount of up to $1,000,000 to Mission II (the "Mission II Loan") in order to enable it to consummate the Mission II Winston-Salem Acquisition. As conditions to making the Mission I Loan and Mission II Loan, NationsBank has required, among other things, (i) that the Borrower execute and deliver Guaranty Agreements (the "Mission Guaranty Agreements") guarantying all obligations of Mission I and Mission II under or in connection with the Mission I Loan and Mission II Loan, respectively, (ii) that the Majority Lenders consent to the Borrower's execution and delivery of such Guaranty Agreements and (iii) that the Majority Lenders acknowledge and agree that the Borrower's obligations under such Guaranty Agreements shall be part of the Obligations under the Credit Agreement and, as such, shall be secured by all collateral now or hereafter securing such Obligations.

      I. The Borrower, the Parent and the Majority Lenders entered into that certain First Amendment to Credit Agreement and Limited Waiver and Consent dated as of May 24, 1996, (i) consenting to the Borrower's execution and delivery of the Mission Guaranty Agreements and waiving the applicable Credit Agreement provision prohibiting the same, (ii) amending the Credit Agreement to provide that the Borrower's obligations under the Mission Guaranty Agreements shall be part of the Obligations under the Credit Agreement and (iii) amending the Credit Agreement in certain other respects as described therein.

      J. The Borrower, the Parent and the Lenders parties hereto wish to enter into this Second Amendment in order to further amend the Credit Agreement (i) to provide that a default by the Borrower in the payment or performance of any of the "Guaranty Obligations" under and as that term is defined in each of the Mission Guaranty Agreements shall, in each case, constitute an Event of Default under the Credit Agreement and (ii) to revise Annex 1 to the Credit Agreement to update the Lender information set forth therein.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. AMENDMENTS TO CREDIT AGREEMENT

      Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Lenders parties hereto, who constitute not less than the Majority Lenders, hereby amend the Credit Agreement as follows:

      (a) Default under Mission Guaranty Agreements Added as Event of Default. Section 9(e) of the Credit Agreement is hereby amended by inserting the following immediately prior to the word "provided" in the eighteenth line thereof:

      or (iv) the Borrower shall default in the payment or performance of any of the "Guaranty Obligations" under and as that term is defined in each of the Mission Guaranty Agreements;

      (b) Annex 1 Updated. Annex 1 to the Credit Agreement is hereby deleted in its entirety and replaced with the Annex 1 attached hereto and incorporated herein by this reference, which replacement Annex 1 sets forth revised and updated information with respect to the Lenders.

      Section 2. REPRESENTATIONS AND WARRANTIES

      The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders that the following statements are true and correct in all material respects on and as of the date hereof:

      (a) Incorporation of Credit Agreement Representations and Warranties. The representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Second Amendment.

      (b) Absence of Default. Both before and after giving effect to this Second Amendment, no event has occurred or will occur that constitutes a Default under the Credit Agreement.

      (c) Enforceability.   This Second Amendment constitutes a legal,
valid, and binding obligation of the Borrower and the Parent, enforceable in accordance with the terms hereof.

      Section 3. MISCELLANEOUS

      (a) Ratification and Confirmation of Loan Documents. Except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement or operate as an approval of the terms and conditions of any agreement of the Borrower or any Subsidiary.

      (b) Fees and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Second Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

      (c) Headings. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

      (d) APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      (e) Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      (f) FINAL AGREEMENT. THIS SECOND AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    SULLIVAN BROADCASTING COMPANY, INC.

                                    By:    /s/ ROYCE G. YUDKOFF
                                    Name:      Royce G. Yudkoff
                                    Title:     Vice President

                                    SULLIVAN BROADCAST HOLDINGS, INC.

                                    By:    /s/ ROYCE G. YUDKOFF
                                    Name:      Royce G. Yudkoff
                                    Title:     Vice President

                                    NATIONSBANK OF TEXAS, N.A.,
                                    as Administrative Agent and as a Lender

                                    By:    /s/ GREGORY MEADOR
                                    Name:      Gregory I. Meador
                                    Title:     Vice President

                                    BANKERS TRUST COMPANY,
                                    as a Lender

                                    By:    /s/ GINA S. THOMPSON
                                    Name:      Gina S. Thompson
                                    Title:     Vice President

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    as a Lender

                                    By:    /s/ M S Denomme
                                    Name:      M. S. Denomme
                                    Title:     VP

                                    CHEMICAL BANK,
                                    as a Lender

                                    By:    /s/ JUDITH E. SMITH
                                    Name:      Judith E. Smith
                                    Title:     VP

                                    HELLER FINANCIAL, INC.,
                                    as a Lender

                                    By:    /s/ JOANN L. HOLMAN
                                    Name:      Joann L. Holman
                                    Title:     Assistant Vice President

                                    NEW YORK LIFE INSURANCE COMPANY,
                                    as a Lender

                                    By:    /s/ ADAM G. CLEMENS
                                    Name:      Adam G. Clemens
                                    Title:     Investment Vice President

                                    BANK OF AMERICA ILLINOIS,
                                    as a Lender

                                    By:    /s/ CARL F. SALAS
                                    Name:      Carl F. Salas
                                    Title:     Vice President

                                    BANK OF MONTREAL, CHICAGO BRANCH,
                                    as a Lender

                                    By:    /s/ ALLEGRA B. GRIFFITHS
                                    Name:      Allegra B. Griffiths
                                    Title:     Director

                                    BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                                    as a Lender

                                    By:    /s/ WILLIAM C. MAIER
                                    Name:      William C. Maier
                                    Title:     VP-Group Manager

                                    By:    /s/ BJC
                                    Name:      Brian J. Cumberland
                                    Title:     Assistant Treasurer

                                    BANQUE PARIBAS,
                                    as a Lender

                                    By:    /s/ ERROL R. ANTZIS
                                    Name:      Errol R. Antzis
                                    Title:     Group Vice President

                                    CIBC INC.,
                                    as a Lender

                                    By:    /s/ P.G. SMITH
                                    Name:      Peter G. Smith
                                    Title:     Managing Director, CIBC Wood
                                               Gundy Securities Corp., as
                                               agent.

                                    CORESTATES BANK, N.A.,
                                    as a Lender

                                    By:    /s/ EDWARD L. BUTTRELL
                                    Name:      Edward L. Buttrell
                                    Title:     Vice President

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC., as a Lender

                                    By:    /s/ ANTHONY R. CLEMENTE
                                    Name:      Anthony R. Clemente
                                    Title:     Authorized Signatory

                                    THE NIPPON CREDIT BANK, LTD., LOS
                                    ANGELES AGENCY, as a Lender

                                    By:    /s/ BERNARDO E. CORREA-HENSCHKE
                                    Name:      Bernardo E. Correa-Henschke
                                    Title:     Vice President & Senior
                                               Manager

                                    FLEET NATIONAL BANK,
                                    formerly known as Shawmut Bank
                                    Connecticut, N.A.,
                                    as a Lender

                                    By:    /s/ LYNNE S. RANDALL
                                    Name:      Lynne S. Randall
                                    Title:     Vice President

                                    SOCIETE GENERALE,
                                    as a Lender

                                    By:    /s/ JOHN SADIK-KHAN
                                    Name:      John Sadik-Kahn
                                    Title:     Vice President

                                    THE TRAVELERS INSURANCE COMPANY,
                                    as a Lender

                                    By:    /s/ JORDAN M. STITZER
                                    Name:      Jordan M. Stitzer
                                    Title:     Vice President

                                    UNION BANK OF CALIFORNIA, N.A.,
                                    successor by merger to Union Bank,
                                    as a Lender

                                    By:    /s/ B. ADAM TROUT
                                    Name:      B. Adam Trout
                                    Title:     Asst. Vice President

                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                    RATE INCOME TRUST, as a Lender

                                    By:    /s/ BRENDAN DAY
                                    Name:
                                    Title:

                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY, as a Lender

                                    By:    /s/ JOHN E. SCHLIFSKE
                                    Name:      John E. Schlifske
                                    Title:     Vice President

                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    CORPORATION, as a Lender

                                    By:    /s/ ADAM G. CLEMENS
                                    Name:      Adam G. Clemens
                                    Title:     Investment Vice President

                                    AERIES FINANCE LTD.,
                                    as a Lender

                                    By:
                                    Name:
                                    Title

                                    SENIOR DEBT PORTFOLIO,
                                    By: Boston Management and Research,
                                        as Investment Advisor

                                    By:    /s/ JEFFREY S. GARNER
                                    Name:      Jeffrey S. Garner
                                    Title:     Vice President

                                    RESTRUCTURED OBLIGATIONS BACKED BY
                                    SENIOR ASSETS B.V., as a Lender
                                    By: Chancellor Senior Secured Management
                                        Inc., as Portfolio Advisor

                                    By:    /s/ GREGORY L. SMITH
                                    Name:      Gregory L. Smith
                                    Title:     Vice President

                                    NATIONSBANK, N.A. (CAROLINAS),
                                    as a Lender

                                    By:    /s/ GREG MEADOR
                                    Name:      Greg Meador
                                    Title:     Vice President

                                    BANK OF AMERICA NT & SA,
                                    as a Lender

                                    By:    /s/ CARL F. SALAS
                                    Name:      Carl F. Salas
                                    Title:     Vice President

                                    INDOSUEZ CAPITAL FUNDING II, LIMITED,
                                    as a Lender
                                    by Indosuez Capital as Portfolio Advisor

                                    By:    /s/ FRANCOIS BERTHELOT
                                    Name:      Francois Berthelot
                                    Title:     Vice President